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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 25, 2003


                        COMMISSION FILE NUMBER 001-12138

                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                    51-0297556
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

The purpose of this report is to file additional information about CITGO Petroleum Corporation.

ITEM 7. EXHIBITS

            C. EXHIBITS

                  Exhibit 99.1 Recent developments

                  Exhibit 99.2 Business description

                  Exhibit 99.3 Management's Discussion and Analysis

                  Exhibit 99.4 Risk Factors


                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 25, 2003.

                                PDV AMERICA, INC.

Date: February 25, 2003                        /s/     Carlos Jorda
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                                                       Carlos Jorda
                                                    President and Chief
                                                     Executive Officer